UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re:	Chapter 11

AMBASSADORS INTERNATIONAL, INC., et al.,1	Case No. 11-11002 (KG)

Debtors.	Jointly Administered

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Eugene I. Davis	December 29, 2011
Signature of Authorized Individual*	Date

Eugene I. Davis	President
Printed Name of Authorized Individual	Title of Authorized Individual

________________________

1	The Debtors in these chapter 11 cases, along with each Debtor’s individual case number and the last four digits of each Debtor’s federal tax identification number, are: Ambassadors International, Inc. (Case No. 11-11002 (KG)),
 (8605); Ambassadors Cruise Group, LLC (Case No. 11-11003 (KG)), (2448); Ambassadors, LLC (Case No. 11-11004 (KG)), (0860); EN Boat LLC (Case No. 11-11006 (KG)), (8982); AQ Boat, LLC (Case No. 11-11009 (KG)), (5018); MQ Boat,  LLC (Case No. 11-11008 (KG)), (5095); DQ Boat, LLC (Case No. 11-11010 (KG)), (5064); QW Boat Company LLC (Case No. 11-11005 (KG)), (0658); Contessa Boat, LLC (Case No. 11-11007 (KG)), (9452); CQ Boat, LLC (Case No. 11-11011 (KG)), (9511); and American West Steamboat Company LLC (Case No. 11-11012 (KG)), (0656).  The chapter 11 case of Ambassadors International Cruise Group (USA), LLC (7304) (Case No. 11-11013) was dismissed on May 19, 2011.  The mailing address for each Debtor is c/o Stroock & Stroock & Lavan LLP, Attn: Michael Magzamen, 180 Maiden Lane, New York, NY 10038.

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS2

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

CURRENT MONTH (ACTUAL)	Ambassadors International, Inc.

CASH BEGINNING OF MONTH	$1,201,841.98

RECEIPTS

CASH SALES
CREDIT CARD RECEIPTS
ACCOUNTS RECEIVABLE
INSURANCE PROCEEDS	75,105.17
SALE OF ASSETS
DEPOSITS
TRANSFERS (FROM DIP ACCOUNTS)

TOTAL RECEIPTS

DISBURSEMENTS
INSURANCE
PAYMENTS TO OTHER VENDORS
OTHER
TRANSFERS (TO DIP ACCTS)
PROFESSIONALS FEES	1,010,503.20
U.S. TRUSTEE QUARTERLY FEES	13,000.00
COURT COSTS

TOTAL DISBURSEMENTS	1,023,503.20

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$253,443.95

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	Ambassadors International, Inc.
TOTAL DISBURSEMENTS	1,023,503.20
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,023,503.20

___________________________

2
The following Debtors had no receipts or disbursements in August 2011: Ambassadors Cruise Group, LLC; Ambassadors, LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC, QW Boat Company LLC, EN Boat LLC, CQ Boat, LLC, Contessa Boat, LLC and America West Steamboat Company LLC.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

DEBTORS’ BANK RECONCILIATION CERTIFICATION

To the best of my knowledge and belief, the Debtors have reconciled all bank statements for the reporting period covered by this operating report.  The figures included in this report are the resulting book balances.

December 29, 2011	/s/ Eugene I. Davis
Date	Signature of Responsible Party Eugene I. Davis, President

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments for the reporting period covered by this operating report.

PROFESSIONAL	AMOUNT
Stroock & Stroock & Lavan LLP	$540,730.37
Richards, Layton & Finger, PA	$41,706.66
Imperial Capital, LLC	$151,777.01
Lowenstein Sandler P.C.	$175,205.25
Bifferato Gentilotti LLC	$11,975.98
Macquarie Capital (USA) Inc.	$36,280.75
Phase Eleven Consultants, LLC	$10,503.40
Kelley Drye & Warren LLP	$42,323.78

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Debtors have no operations and recognized no revenue during November 2011.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

Period: November 2011

	Ambassadors International, Inc.	Majestic3	Discontinued Operations	CONSOLIDATED
ASSETS
Current Assets:
Cash & Cash Equivalents	253,444	-	-	253,444
Restricted Cash	-	-	-	-
Accounts Receivable	-	-	-	-
Prepaid Exp & Other Current Assets	-	-	-	-
Inventory	-	-	-	-
TOTAL ASSETS	253,444	-	-	253,444

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:	-	-	-	-
Accounts Payable (Prepetition)	234,540	579,486	-	814,026
Accounts Payable (Postpetition)	189,550	1,163	-	190,713
Accrued Professional Fees & Expenses	797,750	-	-	797,750
Intercompany Payable	(58,904,466)	54,540,412	4,364,055	-
Corporate Concentration Cash	(4,028,233)	14,003,502	(9,975,270)	-
Notes Payable – MARAD	958,142	-	-	958,142
Notes Payable	30,192,914	-	-	30,192,914
TOTAL LIABILITIES	(30,559,803)	69,124,563	(5,611,215)	32,953,545
				-
Stockholders’ Equity:	-	-	-	-
Common Stock	33,218	-	-	33,218
Additional Paid In Capital	118,439,551	-	714,990	119,154,541
Other Equity	(85,516,975)	7,142,517	6,376,103	(71,998,356)
Retained Earnings (Accumulated Deficit)	(2,142,547)	(76,267,080)	(1,479,877)	(79,889,504)
Current Period Earnings (Losses)	-	-	-	-
Total Stockholders’ Equity	30,813,247	(69,124,563)	5,611,215	(32,700,101)
TOTAL LIAB. & STOCKHOLDERS’ EQUITY	253,444	-	-	253,444

_______________________
3	This column includes EN Boat LLC, AQ Boat, LLC, MQ Boat, LLC, DQ Boat, LLC, QW Boat Company LLC, Contessa Boat, LLC, CQ Boat, LLC and American West Steamboat Company LLC, which are non-operational.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

DEBTORS’ TAX CERTIFICATION

To the best of my knowledge and belief, Debtors have made all required income tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.  (The amount of income tax, if any, payable with respect to post-petition operations and transactions has not yet been determined.)

December 29, 2011	/s/ Eugene I. Davis
Date	Signature of Responsible Party Eugene I. Davis, President

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

SUMMARY OF UNPAID POSTPETITION DEBTS4

Accounts Payable (0-30 days)	176,578.92
Accounts Payable (30-60 days)	0
Accounts Payable (+60 days)	14,134.00
Professional Fees and Expenses	797,750.33
Amounts Due to Insiders*	0
Total Postpetition Debts	988,463.25

____________________________

4
The numbers in this chart have been revised from the prior numbers reflected in the October Monthly Operating Report’s corresponding chart providing such information based on further review of applicable invoices of the Debtors.

*     “Insider” is defined in 11 U.S.C. Section 101(31).

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: November 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	AMOUNT
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period	N/A
- Amounts collected during the period	N/A
Total Accounts Receivable at the end of the reporting period	N/A
N/A
Accounts Receivable Aging
0 - 30 days old	N/A
31 - 60 days old	N/A
61 - 90 days old	N/A
91+ days old	N/A
Total Accounts Receivable	N/A
Amount considered uncollectible (Bad Debt)	N/A
Accounts Receivable (Net)	N/A

DEBTOR QUESTIONNAIRE

	Must be completed each month	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below. (The Debtors have not yet filed their 2010 federal income tax return.)		X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X